Exhibit 99.1

EverQuote Announces Third Quarter 2025 Financial Results

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Third Quarter Revenue Growth of 20% Year-Over-Year to $173.9 million
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Record Third Quarter Net Income up 63% Year-Over-Year to $18.9 million
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Record Adjusted EBITDA Increases 33% Year-Over-Year to $25.1 million

CAMBRIDGE, Mass., November 3, 2025 (GLOBE NEWSWIRE) -- EverQuote, Inc. (Nasdaq: EVER), a leading online insurance marketplace, today announced financial results for the third quarter ended September 30, 2025.

“In the third quarter, we achieved record top and bottom line performance and we are making steady progress towards our vision of becoming the leading growth partner to P&C insurance providers,” said Jayme Mendal, CEO of EverQuote. “We are innovating new products, releasing features and further embedding AI into our marketplace to accelerate our transformation from a lead generation vendor to a multi-product, AI-powered profitable growth solutions provider for carriers and agents. As we introduce machine learning and AI more broadly across the business, we continue making great progress, highlighted by a number of records this quarter.”

“We reported record financial performance across several metrics in the third quarter. We grew revenue 20% and Adjusted EBITDA 33%, year-over-year, by utilizing AI and other technology investments while delivering incremental operational leverage and efficiency,” said Joseph Sanborn, CFO of EverQuote. “During the quarter, EverQuote efficiently executed $21 million of our share buyback program without adversely impacting liquidity in our public float. This repurchase reiterates our confidence in EverQuote’s ability to generate long-term sustainable growth and free cash flow, while maintaining a strong balance sheet.”

Third Quarter 2025 Highlights:

(Unless otherwise noted, all comparisons are relative to the third quarter of 2024).

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Total revenue grew 20% to $173.9 million.
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Automotive insurance vertical revenue of $157.6 million, an increase of 21%.
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Home and renters insurance vertical revenue of $16.3 million, an increase of 15%.
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Variable Marketing Dollars grew to $50.1 million, compared to $43.9 million, an increase of 14%.
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GAAP net income increased 63% to $18.9 million, compared to a GAAP net income of $11.6 million.
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Adjusted EBITDA increased 33% to $25.1 million, compared to $18.8 million. Adjusted EBITDA margin expanded to 14.4%.
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Repurchased $21.0 million or 900,000 shares of Class A common stock, from Link Ventures and affiliated entities controlled by our Chairman and Co-Founder, David Blundin.
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Ended the quarter with $145.8 million in cash and cash equivalents.

Fourth Quarter 2025 Outlook:

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Revenue of $174.0 - $180.0 million, representing 20% year-over-year growth at the midpoint.
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Variable Marketing Dollars of $46.0 - $48.0 million, representing 7% year-over-year growth at the midpoint.
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Adjusted EBITDA of $21.0 - $23.0 million, representing 16% year-over-year growth at the midpoint.

With respect to the Company’s expectations under “Fourth Quarter 2025 Outlook” above, the Company has not reconciled the non-GAAP measure Adjusted EBITDA to the GAAP measure net income (loss) in this press release because the Company does not provide guidance for stock-based compensation expense, depreciation and amortization expense, legal settlement expense, interest income, and income taxes on a consistent basis as the Company is unable to quantify these amounts without unreasonable efforts, which would be required to include a reconciliation of Adjusted EBITDA to GAAP net income (loss). In addition, the Company believes such a reconciliation would imply a degree of precision that could be confusing or misleading to investors.

Conference Call and Webcast Information

EverQuote will host a conference call and live webcast to discuss its third quarter 2025 financial results at 4:30 p.m. Eastern Time today, November 3, 2025. To access the conference call, dial Toll Free: +1 (800) 715-9871 for the US, or +1 (646) 307-1963 for international callers, and provide conference ID 8699350. The live webcast and replay will be available on the Investors section of the Company’s website at https://investors.everquote.com.

Safe Harbor Statement

This press release contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this press release, including statements regarding our future results of operations and financial position, business strategy and plans, and objectives of management for future operations, are forward-looking statements. These statements involve known and unknown risks, uncertainties, and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “should,” “expects,” “might,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “seek,” “would” or “continue,” or the negative of these terms or other similar expressions. The forward-looking statements in this press release are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition, liquidity and results of operations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. These forward-looking statements speak only as of the date of this press release and are subject to a number of risks, uncertainties and assumptions described in our annual report on Form 10-K, our quarterly reports on Form 10-Q and our current reports on Form 8-K as filed with the Securities and Exchange Commission (“SEC”) from time to time. Additional information will also be set forth in the Company's annual report on Form 10-Q for the quarter ended September 30, 2025, which will be filed with the SEC. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. While we may elect to update these forward-looking statements at some point in the future, whether as a result of any new information, future events, or otherwise, we have no current intention of doing so except to the extent required by applicable law. Some of the key factors that could cause actual results to differ include: (1) our dependence on revenue from the property and casualty insurance industries, and specifically automotive insurance, and exposure to risks related to those industries; (2) our dependence on our relationships with insurance providers with no long-term minimum financial commitments; (3) our reliance on a small number of insurance providers for a significant portion of our revenue; (4) our dependence on third-party media sources for a significant portion of visitors to our websites and marketplace; (5) our ability to attract consumers searching for insurance to our websites and marketplace through Internet search engines, display advertising, social media, content-based online advertising and other online sources; (6) any limitations restricting our ability to market to users or collect and use data derived from user activities; (7) risks related to cybersecurity incidents or other network disruptions; (8) risks related to the use of artificial intelligence; (9) our ability to develop new and enhanced products and services to attract and retain consumers and insurance providers, and to successfully monetize them; (10) the impact of competition in our industry and innovation by our competitors; (11) our ability to hire and retain necessary qualified employees to expand our operations; (12) our ability to stay abreast of and comply with new or modified laws and regulations that currently apply or become applicable to our business, including with respect to the insurance industry, telemarketing restrictions and data privacy requirements; (13) our ability to protect our intellectual property rights and maintain and build our brand; (14) our future financial performance, including our expectations regarding our revenue, cost of revenue, variable marketing dollars, operating expenses, cash flows and ability to achieve, and maintain, future profitability; (15) our ability to properly collect, process, store, share, disclose and use consumer information and other data; (16) any impacts of economic or legislative developments, including inflation, increased tariffs and the One Big Beautiful Bill Act; and (17) the future trading prices of our Class A common stock, including any impacts resulting from our share repurchase program.

About EverQuote

EverQuote operates a leading online marketplace for insurance shopping, connecting consumers with insurance provider customers, which includes both carriers and agents. Our vision is to be the leading growth partner for property and casualty, or P&C, insurance providers. Our results-driven marketplace, powered by our proprietary data and technology platform, is improving the way insurance providers attract and connect with consumers shopping for insurance.

For more information, visit https://investors.everquote.com and follow on LinkedIn.

Investor Relations Contact

Brinlea Johnson

The Blueshirt Group

(415) 269-2645

EVERQUOTE, INC.

STATEMENTS OF OPERATIONS

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
	(in thousands except per share)
Revenue	$173,940	$144,530	$497,201	$352,735
Cost and operating expenses(1):
Cost of revenue	4,712	5,450	14,934	15,502
Sales and marketing	135,362	111,794	385,847	273,491
Research and development	7,944	8,026	23,201	21,913
General and administrative	8,382	7,594	25,282	22,105
Legal settlement	—	—	8,232	—
Total cost and operating expenses	156,400	132,864	457,496	333,011
Income from operations	17,540	11,666	39,705	19,724
Other income (expense):
Interest income	992	554	2,618	1,396
Other income (expense), net	(12)	53	(65)	154
Total other income, net	980	607	2,553	1,550
Income before income taxes	18,520	12,273	42,258	21,274
Income tax benefit (expense)	345	(719)	(702)	(1,411)
Net income	$18,865	$11,554	$41,556	$19,863
Net income per share:
Basic	$0.52	$0.33	$1.15	$0.57
Diluted	$0.50	$0.31	$1.10	$0.54
Weighted average common shares outstanding, basic and diluted:
Basic	36,218	35,234	36,143	34,845
Diluted	37,731	37,214	37,804	36,509

(1) Amounts include stock-based compensation expense, as follows:
	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
	(in thousands)
Cost of revenue	$39	$51	$87	$129
Sales and marketing	2,289	1,837	5,860	5,083
Research and development	1,778	1,342	4,706	4,080
General and administrative	2,622	2,216	8,055	6,012
	$6,728	$5,446	$18,708	$15,304

EVERQUOTE, INC.

BALANCE SHEET DATA

	September 30,	December 31,
	2025	2024
	(in thousands)
Cash and cash equivalents	$145,766	$102,116
Working capital	144,466	99,131
Total assets	256,050	210,530
Total liabilities	81,119	75,162
Total stockholders' equity	174,931	135,368

EVERQUOTE, INC.

STATEMENTS OF CASH FLOWS

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
	(in thousands)
Cash flows from operating activities:
Net income	$18,865	$11,554	$41,556	$19,863
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	811	1,618	2,950	4,117
Stock-based compensation expense	6,728	5,446	18,708	15,304
Provision for bad debt	10	8	10	16
Unrealized foreign currency transaction (gains) losses	(14)	59	96	56
Litigation accrual settled with sale of assets	—	—	7,841	—
Changes in operating assets and liabilities:
Accounts receivable	(13,229)	(219)	(6,843)	(27,079)
Prepaid expenses and other current assets	(3,693)	(1,002)	(4,688)	312
Commissions receivable, current and non-current	—	1,078	1,873	3,722
Operating lease right-of-use assets	285	590	833	1,842
Other assets	—	—	—	(291)
Accounts payable	8,955	5,220	7,937	29,703
Accrued expenses and other current liabilities	1,599	75	(689)	1,113
Deferred revenue	(257)	(120)	(376)	(93)
Operating lease liabilities	(292)	(693)	(837)	(2,153)
Net cash provided by operating activities	19,768	23,614	68,371	46,432
Cash flows from investing activities:
Acquisition of property and equipment, including costs capitalized for development of internal-use software	(1,302)	(1,489)	(3,896)	(3,111)
Net cash used in investing activities	(1,302)	(1,489)	(3,896)	(3,111)
Cash flows from financing activities:
Proceeds from exercise of stock options	1,059	288	3,394	2,902
Repurchase of common stock	(21,024)	—	(21,024)	—
Tax withholding payments related to net share settlement	(918)	(507)	(3,197)	(1,350)
Net cash provided by (used in) financing activities	(20,883)	(219)	(20,827)	1,552
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(5)	16	2	12
Net increase (decrease) in cash, cash equivalents and restricted cash	(2,422)	21,922	43,650	44,885
Cash, cash equivalents and restricted cash at beginning of period	148,188	60,919	102,116	37,956
Cash, cash equivalents and restricted cash at end of period	$145,766	$82,841	$145,766	$82,841

EVERQUOTE, INC.

FINANCIAL AND OPERATING METRICS

Revenue by vertical:

	Three Months Ended September 30,		Change
	2025	2024	%
	(in thousands)
Automotive	$157,641	$130,005	21.3%
Home and renters	16,290	14,142	15.2%
Other	9	383	-97.7%
Total revenue	$173,940	$144,530	20.3%

	Nine Months Ended September 30,		Change
	2025	2024	%
	(in thousands)
Automotive	$449,940	$310,165	45.1%
Home and renters	47,228	40,715	16.0%
Other	33	1,855	-98.2%
Total revenue	$497,201	$352,735	41.0%

Other financial and non-financial metrics:

	Three Months Ended September 30,		Change
	2025	2024	%
	(in thousands)
Income from operations	$17,540	$11,666	50.4%
Net income	$18,865	$11,554	63.3%
Variable marketing dollars	$50,140	$43,931	14.1%
Adjusted EBITDA(1)	$25,067	$18,783	33.5%

	Nine Months Ended September 30,		Change
	2025	2024	%
	(in thousands)
Income from operations	$39,705	$19,724	101.3%
Net income	$41,556	$19,863	109.2%
Variable marketing dollars	$142,520	$111,204	28.2%
Adjusted EBITDA(1)	$69,530	$39,299	76.9%

(1) Adjusted EBITDA is a non-GAAP measure. Please see “EverQuote, Inc. Reconciliation of Non-GAAP Measures to GAAP” below for more information.

To supplement the Company’s financial statements presented in accordance with GAAP and to provide investors with additional information regarding EverQuote’s financial results, the Company has presented Adjusted EBITDA as a non-GAAP financial measure. This non-GAAP financial measure is not based on any standardized methodology prescribed by GAAP and is not necessarily comparable to similarly titled measures presented by other companies.

The Company defines Adjusted EBITDA as net income (loss), excluding the impact of stock-based compensation expense; depreciation and amortization expense; legal settlement expense; interest income; and income taxes. The most directly comparable GAAP measure is net income (loss). The Company monitors and presents Adjusted EBITDA because it is a key measure used by management and the board of directors to understand and evaluate operating performance, to establish budgets and to develop operational goals for managing EverQuote’s business. In particular, the Company believes that excluding the impact of these items in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of EverQuote’s core operating performance.

The Company uses Adjusted EBITDA to evaluate EverQuote’s operating performance and trends and make planning decisions. The Company believes that this non-GAAP financial measure helps identify underlying trends in EverQuote’s business that could otherwise be masked by the effect of the items that the Company excludes in the calculations of Adjusted EBITDA. Accordingly, the Company believes that this financial measure provides useful information to investors and others in understanding and evaluating EverQuote’s operating results, enhancing the overall understanding of the Company’s past performance and future prospects.

The Company’s non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted EBITDA rather than net income (loss), which is the most directly comparable financial measure calculated and presented in accordance with GAAP. In addition, other companies may use other measures to evaluate their performance, which could reduce the usefulness of the Company’s non-GAAP financial measures as tools for comparison.

The following table reconciles Adjusted EBITDA to net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP.

EVERQUOTE, INC.

RECONCILIATION OF NON-GAAP MEASURES TO GAAP

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
	(in thousands)
Net income	$18,865	$11,554	$41,556	$19,863
Stock-based compensation	6,728	5,446	18,708	15,304
Depreciation and amortization	811	1,618	2,950	4,117
Legal settlement	—	—	8,232	—
Interest income	(992)	(554)	(2,618)	(1,396)
Income tax (benefit) expense	(345)	719	702	1,411
Adjusted EBITDA	$25,067	$18,783	$69,530	$39,299